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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 1999


                               Chevron Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                     1-368-2                    94-0890210
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer No.)
        of incorporation )

    575 Market Street, San Francisco, CA                        94105
   --------------------------------------                      --------
  (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (415) 894-7700


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         On April 22, 1999 Chevron Corporation issued a press release announcing first quarter 1999 Net Income of $329 million.


Item 7. Financial Statements and Exhibits.

         (c)   Exhibits.

             99.1     Press  Release of  Chevron  Corporation  dated  April
                      22, 1999, entitled "Chevron reports first quarter 1999 Net Income of $329 million."

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 23, 1999

                                      CHEVRON CORPORATION



By                                    /s/ L. I. BEEBE
                                      -------------------
                                      L. I. Beebe
                                      Secretary